Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gudmund Lovang, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Royal Blue Exploration, Inc., for the fiscal year ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Royal Blue Exploration, Inc.

Date: December 20, 2007

                                           /s/ Gudmund Lovang
                                           ---------------------------------
                                           Gudmund Lovang
                                           Secretary, Treasurer and Director
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)